                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 23, 2004
                                                 -------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           Montana                        0-14183                81-0141785
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

     1 First Avenue South, Great Falls, Montana                    59401
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        (406) 791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.

     On June 23, 2004, Energy West,  Incorporated (the "Company") issued a press release  announcing  that the Board of Directors  of the Company  (the  "Board")
adopted certain management changes that will take effect on July 1, 2004. A copy of the  press  release  is  attached  as  Exhibit  99.1 to this  Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

      (c)  Exhibit No.  The following exhibits are filed herewith:

           99.1         Energy  West,  Incorporated  Press  Release,  dated June
                        23, 2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2004

                                       ENERGY WEST, INCORPORATED

                                       By:  /s/ JoAnn Hogan
                                          --------------------------------------
                                       Name:   JoAnn Hogan
                                       Title:  Vice President